UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A AMENDMENT 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016

PRISM TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26083 (Commission File Number)	94-3220749 (I.R.S. Employer Identification No.)

101 Parkshore Dr., Suite 100 Folsom, California 95630 (Address of principal executive offices including zip code)

(916) 932-2860 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

As previously disclosed in a Current Report on Form 8-K dated December 27, 2016, Prism Technologies, LLC (“Prism”), a wholly owned subsidiary of Prism Technologies Group, Inc. (“Company”) entered into a non-recourse financing agreement (“Agreement”) with an unrelated party. The Company received $500,000 and intends to use the funds for working capital and general corporate operations. No equity was granted to the financing company in the transaction.

The Company is filing this Amendment for the sole purpose of providing a copy of the Litigation Funding Agreement, portions of which have been redacted pursuant to a confidential treatment request filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements And Exhibits

Exhibit 10.10	Litigation Funding Agreement dated December 15, 2016 between Prism Technologies, LLC and an unrelated party (confidential treatment requested).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PRISM TECHNOLOGIES GROUP, INC.

Date: February 24, 2017	By:	/s/ L. Eric Loewe
Name: L. Eric Loewe
Title: Senior Vice President, General Counsel and Secretary